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                                                                 Exhibit 10.25A

                      FIRST AMENDMENT TO LEASE AGREEMENT


     This First Amendment (this "Amendment") is entered into as of January __, 1997 by and between Allstate Insurance Company, an Illinois Insurance Corporation ("Lessor"), and Hawker Pacific Aerospace (formerly Hawker
Pacific, Inc.), a California corporation ("Lessee"), in order to amend that certain Lease Agreement, dated June 24, 1997 (the "Lease"), between Lessor and Lessee as herein set forth:

     12. ASSIGNMENT AND SUBLETTING. Section 12.1(b) is hereby deleted in its entirety.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                       LESSOR:
                                       ALLSTATE INSURANCE COMPANY


                                       By:
                                          ----------------------------------

                                       Name:
                                            --------------------------------

                                       Title:
                                             -------------------------------


                                       LESSEE:
                                       HAWKER PACIFIC AEROSPACE


                                       By:
                                          ----------------------------------
                                           Brian S. Aune
                                           Chief Financial Officer